                                                                   Exhibit 24(c)
                               Power of Attorney

         Each of the undersigned, in the capacity or capacities set forth below his or her signature as a member of the Board of Directors and/or an officer of Schlumberger Limited ("the Corporation"), a Netherlands Antilles corporation, hereby appoints James L. Gunderson, Jack Liu and Ellen S. Summer, and each of them, the attorney or attorneys of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned to execute and file with the Securities and Exchange Commission the Form 10-K Annual Report under the Securities Exchange Act of 1934 for the year ending 2001, and any amendment or amendments to any such Form 10-K Annual Report, and any agreements, consents or waivers relative thereto, and to take any and all such other action for and in the name and place and stead of the undersigned as may be necessary or desirable in connection with any such Form 10-K Annual Report.



__________________________________    ______________________________________
Don E. Ackerman                       William T. McCormick, Jr.
Director                              Director


__________________________________    ______________________________________
D. Euan Baird                         Didier Primat
Director                              Director
Chairman, President
and Chief Executive Officer


/s/
----------------------------------    ______________________________________
John Deutch                           Nicolas Seydoux
Director                              Director


__________________________________    ______________________________________
Victor E. Grijalva                    Linda G. Stuntz
Director                              Director
Vice Chairman

__________________________________    ______________________________________
Andre Levy-Lang                       Sven Ullring
Director                              Director

__________________________________    ______________________________________
John C. Mayo                          Yoshihiko Wakumoto
Director                              Director

    Date: January 17, 2002
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